SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               January 15, 1998


                 ContiMortgage Home Equity Loan Trust 1997-5
                 -------------------------------------------
            (Exact name of registrant as specified in its charter)

                                                          16-1541652
                                                          16-1541654
 New York                         33-319427               16-1541656
 --------                         ---------               ----------
(State or Other Jurisdiction     (Commission)           (I.R.S. Employer
of Incorporation)                 File Number)          Identification No.)


      c/o Manufacturers & Traders Trust
      One M&T Plaza
      Buffalo, New York
      Attn: Corporate Trust Department                   14203-2599
      --------------------------------                   ----------
       (Address of Principal)                            (Zip Code)




        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
          (Former name or former address, if changed since last report)


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Note: Please see page 5 for Exhibit Index                 Page 1

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Item 5.     Other Events.

    On January 15, 1997 a scheduled distribution was made from the Trust to holders of the Class A,B and R Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of December, 1997 dated January 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

    In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of December, 1997 was $294,623.05.

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      Item 7.     Financial Statements, Pro Forma Financial Information
                  and Exhibits.


      (a)         Not applicable

      (b)         Not applicable

      (c)         Exhibits:

        19.  Trustee's Monthly Servicing Report for the month of
             December, 1997.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                   By:   CONTISECURITIES ASSET FUNDING CORP.,
                             As Depositor

                   By:   /s/    Susan E. O'Donovan
                         Name:  Susan E. O'Donovan
                         Title: Vice President and Chief Financial Officer




Dated: January 30, 1998

                                 EXHIBIT INDEX



    Exhibit No.  Description

    19.          Trustee's Monthly Servicing Report for the Month of December,
                 1997.